UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report:   July 16, 2001

Date of Earliest
Event Reported:   June 30, 2001

                                ABLE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                   Delaware                                      333-59109                                     22-3520840
(State or other jurisdiction of incorporation                    Commission                                 (I.R.S. employer
               or organization)                                 File Number:                              identification No.)

                               198 Green Pond Road
                                  Rockaway, NJ
                         (Address of principal executive
                          offices, including zip code)

       Registrant's telephone number, including area code: (973) 625-1012


                       Former Fiscal Year End: December 31
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 8.           Change in Fiscal Year

         On June 30, 2001, the registrant determined to change its fiscal year end from December 31 to the new fiscal year end of June 30. The registrant will file a report covering the transition period resulting from this change on Form 10-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          ABLE ENERGY, INC.

                                                  By: /s/ Christopher Westad
                                                          Christopher P. Westad,
                                                          President


Dated: July 13, 2001